Exhibit 10.1



       THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
          TREATMENT REQUEST. REDACTED MATERIAL IS STARRED AND HAS BEEN
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                  Quad - Kaijo
                         OEM & DISTRIBUTORSHIP AGREEMENT
                                   Revision 8

                                December 2, 1997

                                     INDEX

OEM & DISTRIBUTORSHIP AGREEMENT................................................1


ARTICLE 1. DEFINITIONS.........................................................2


ARTICLE 2. FORECAST, ORDER, PURCHASE REQUIREMENT...............................2


ARTICLE 3. PRICE, PAYMENT, CURRENCY EXCHANGE, ACCOUNTING.......................2


ARTICLE 4. SALES TERRITORIES,  BRAND NAMES.....................................4


ARTICLE 5. SHIPPING TERMS, SHIPMENT DATE, RISK OF LOSS.........................6


ARTICLE 6. TERM, TERMINATION...................................................7


ARTICLE 7. CONFIDENTIAL INFORMATION............................................7


ARTICLE 8. MANUALS.............................................................9


ARTICLE 9. WARRANTY, DISCLAIMER OF WARRANTY....................................9


ARTICLE 10. INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, INDEMNITY...........11


ARTICLE 11.   FORCE MAJEURE...................................................12


ARTICLE 12. INDEPENDENT CONTRACTORS...........................................12


ARTICLE 13. AMENDMENT.........................................................12


ARTICLE 14. GOVERNING LAW AND ARBITRATION.....................................13


ARTICLE 15. ASSIGNMENT........................................................13


ARTICLE 16. SEVERABILITY......................................................13

ARTICLE 17. NOTICES...........................................................13


ARTICLE 18. SUBJECT HEADINGS..................................................14


ARTICLE 19. WAIVER............................................................14


ARTICLE 20. ENTIRE AGREEMENT..................................................14


ARTICLE 21. ENGLISH VERSION...................................................15


ARTICLE 22.  NO QUESTIONABLE PAYMENTS.........................................15


ARTICLE 23. SIGNATURES........................................................16

                         OEM & DISTRIBUTORSHIP AGREEMENT

         This Agreement made and entered into as of this Second day of December 1997, by and between KAIJO CORPORATION, a Corporation of Japan, with its Head Office at 3-1-5 Sakaecho, Hamura City, Tokyo, Japan 205, (hereinafter referred to as KAIJO) and QUAD SYSTEMS CORPORATION, a Delaware corporation with its principal office at 2405 Maryland Road, Willow Grove, PA 19090, USA (hereinafter referred to as "QUAD").



                                   WITNESSETH

         WHEREAS, KAIJO is engaged in, among other things, the business of developing, manufacturing and marketing wire bonders, ultra-sonic cleaning systems and maritime and measuring equipment, and

         WHEREAS, QUAD is engaged in , among other things, the business of developing, manufacturing and marketing of automatic equipment serving the electronic component surface mount and advanced packaging industry, and

         WHEREAS, KAIJO is desirous of marketing the QUAD model APS-1 and possibly other similar QUAD Products in the sales territory set forth in Article 4 herein, and WHEREAS, KAIJO is interested in exploring the possibility of manufacturing the QUAD model APS-1 and possibly similar other QUAD Products, and WHEREAS, QUAD is interested in accepting KAIJO desire and establishing a mutually beneficial relationship with KAIJO, NOW, THEREFORE, in consideration of the mutual premises, obligations and covenants contained herein, the parties agree as set forth herein.


Article 1. Definitions

     When used in this Agreement, the following terms, in addition to the other terms defined herein shall have the following respective meanings:

1.1 "Product" shall mean the QUAD Model APS-1, specifications of which are attached hereto as Appendix A.

1.2 "Effective Date" shall mean the date on which this Agreement is first signed by both parties.

1.3 "Contract Year" shall mean the consecutive 12 month period from the Effective Date and each succeeding consecutive 12 month period thereafter.

Article 2.        Forecast, Order, Purchase Requirement

2.1 Within forty-five (45) days of the effective date of this Agreement, KAIJO shall deliver to QUAD, its best effort forecast of the number of units of the Product that KAIJO will sell in the first twelve (12) months after the Effective Date.

2.2 Ninety (90) days after the delivery of the said forecast, and upon the completion of every subsequent ninety (90) day period for the duration of the Agreement, KAIJO shall deliver to QUAD, an updated forecast of sales covering the then next 12 months.

2.3 KAIJO shall order the Product by written order, stating at least the configuration, the quantity, what optional equipment is needed, a requested shipping date, and any particular shipping instructions ("Purchase Order" or "Order").

2.4 QUAD shall confirm acceptance or rejection of the Order in writing within ten (10) business days of receiving the Purchase Order.

2.5 QUAD shall use its best efforts to manufacture, sell and deliver to KAIJO, KAIJO's requirements for the Product.

Article 3.        Price, Payment, Currency Exchange, Accounting

3.1 The price in U.S. Dollars of each Product unit, excluding optional equipment , to KAIJO during the first Contract Year shall be as defined in Appendix B. The APS-1 is the base machine which shall be configured into an assembly system by selecting options and accessories from Appendix B. By no later than one (1) month prior to the expiration of each Contract Year, KAIJO and QUAD shall determine, by mutual agreement, the price to be applicable for the Purchase Orders to be made during the following Contract Year, which price may be substantially higher or substantially lower than the price for the previous Contract Year.

3.2 Each APS-1 system shall be configured and ordered using QUAD part numbers and application information provided in writing to KAIJO by QUAD. QUAD will review all written requests for special tooling and/or custom modifications upon receipt from KAIJO of a request for quotation which defines all functional and acceptance characteristics of the special Product.

3.3 Unless other payment method is arranged by mutual agreement of the parties hereto in writing for a particular shipment of the Product, KAIJO shall pay the full invoice amount within 30 business days of shipment from Quad via bank transfer to the following account and bank:

         Account Name:              Quad Systems Corporation
         Account Number:            1416045733
         Bank Name:                 Core States Bank, Philadelphia, PA
         ABA Number:                031-000-011

3.3a Notwithstanding any other provision contained herein, QUAD may demand adequate assurances from KAIJO in the event of any of the following events:
     (i) KAIJO fails to pay the invoice amount within 30 business days of shipment from QUAD; (ii) KAIJO fails to perform any covenant, agreement or warranty contained herein; (iii) notification is made by news wire or other news service organization that any member of the KAIJO Consolidated Entity (as defined below) is unable to pay its debts or is experiencing financial difficulties; (iv) a decree, judgment or order by any court shall have been entered judging KAIJO, or any of its related entities which report for financial purposes on a consolidated basis collectively with KAIJO (the "KAIJO Consolidated Entity") bankrupt or insolvent, or a petition seeking reorganization has been filed; (v) a rating downgrade of the unsecured debt of any member of the KAIJO Consolidated Entity; (vi) if the Japanese Yen / U.S. Dollar exchange rate changes by more than fifteen percent (15%) over a period of thirty (30) days; (vii) the Japanese Government places or announces any restrictions on currency exchanges or restrictions on money transfers; or (viii) any other reasonable basis determined by QUAD in its good faith judgment. Upon the occurrence of any of the events listed above, QUAD may suspend performance under the Agreement, and if no adequate assurances are provided by KAIJO within the time period established by QUAD, QUAD may terminate the Agreement. QUAD may demand adequate assurances in any manner reasonably acceptable to QUAD. QUAD will accept as adequate assurance, payment of ninety-nine percent (99%) of the set price of each purchase order, via Bank Transfer, upon demand. QUAD will grant a discount to KAIJO of the remaining one percent (1%).


3.4 Prices will be set on the day of order acknowledgment from QUAD to KAIJO. Prices shall be as described in Appendix B when the value of the Japanese Yen is equal to or greater than 120 Yen per U.S. Dollar and equal to or less than 130 Yen per U.S. Dollar. If the exchange rate at the time of order acknowledgment is greater than 130 Yen per U.S. Dollar and less than 140 Yen per U.S. Dollar, the price will be as listed in Appendix B less **********. Determination of the value of the Japanese Yen to the U.S. Dollar will be based on the currency exchange rate as contained in the most recent publication of the Wall Street Journal. QUAD will discount the set price to KAIJO three (3) percent if KAIJO remits ninety-seven (97) percent of the set price with the purchase order or upon receipt of the order acknowledgment.

3.5 Notwithstanding any provision stipulated herein to the contrary, QUAD agrees to review the prices listed in Appendix B upon written request of KAIJO should the currency exchange rate differ from that described in section 3.4 or a drastic change of price competition occurs.

Article 4.        Sales Territories,  Brand Names

4.1a During the term hereof, KAIJO shall have an exclusive right to distribute and sell the Product under its own brand name or under the QUAD brand name in Japan only. Such restriction shall also apply to KAIJO's affiliates.


4.1b Sales to Japanese or KAIJO wirebonder customers outside of Japan under the KAIJO brand name are subject to prior written sale approval by QUAD. Special arrangements may be required to ensure good relations with QUAD's customers and distributors outside of Japan. KAIJO will supply QUAD with a list of company names and locations which are to be considered KAIJO customers within 45 days of signing the agreement. QUAD will review the list and confirm the KAIJO customer status of each customer within 30 days of receiving the list.

4.2 During the term hereof, QUAD shall have an exclusive right to distribute and sell the Product under the QUAD brand name everywhere in the world except in Japan.

4.3 QUAD agrees not to market sell or deliver, directly or indirectly, except to KAIJO, the Product within the territory set forth in Article 4.1a above or, to any person who QUAD knows or has reason to know will market, sell or deliver, directly or indirectly, the Product within the said territory.

4.4 KAIJO may appoint any sub-agent, sub-distributor, or other person to promote the sale of the Product in the territory set forth in this Article 4.1a and Article 4.1b to perform any of the obligations of KAIJO hereunder.

4.5 QUAD hereby licenses to KAIJO, on a non-exclusive basis, all licensed Intellectual Property underlying the Product to the extent necessary to use, market, sell, and distribute the same. As used herein, Intellectual Property shall mean (i) all current and future U.S. and foreign patents and patent applications that are owned, obtained, licensed, or sub-licensed by QUAD or any affiliate, covering the Product, and any continuations (including continuations-in-part), divisions, improvements, renewals, re-issues, and extensions thereof, or used in connection therewith and (ii) all existing not-patented secrets and information currently possessed by QUAD and with respect to which QUAD has the right of disclosure and to grant licenses, and all improvements made by QUAD during the term of this Agreement, relating to the design, development, manufacture, sale, and commercial use of the Product

Article 5.        Shipping Terms, Shipment Date, Risk of Loss

5.1 The price of the Product shall be EX WORKS Willow Grove, Pennsylvania (as defined in INCOTERMS 1990). In all cases, title, risk of loss and responsibility for transportation and insurance shall pass from QUAD to KAIJO at the time and place where the Product is picked up for shipment by a common carrier from QUAD. Kaijo acknowledges and agrees that QUAD may, by notice to KAIJO, amend the EX WORKS locations to include another QUAD facility or other location under QUAD's control such as , but not limited to QUAD's location at a trade show.

5.2 At KAIJO request and for the account and cost of KAIJO, QUAD will arrange for transportation and insurance for the Product to KAIJO or to KAIJO customers. In such cases, QUAD will determine the method of transportation and the carrier unless KAIJO specifies a method of transportation and a carrier no less than fifteen (15) days prior to the requested shipping date. QUAD shall promptly deliver to KAIJO documents, if any, necessary for KAIJO to obtain possession of such Product. KAIJO shall pay for all transportation and insurance arrangements.

5.3 KAIJO, upon receipt of the Product from QUAD, shall have thirty (30 ) days to inspect the same. If KAIJO believes that any Product is defective or non-conforming, KAIJO shall send to QUAD, via facsimile and confirmed overnight delivery service or certified mail, return receipt requested, within thirty (30) days of discovering the defect, a notice of rejection. QUAD will replace Product that QUAD believes, in good faith, is defective or non-conforming. The acceptance of Product hereunder shall not limit in any manner the KAIJO rights or the QUAD obligations under Article 9 of this Agreement.

Article 6.        Term, Termination

6.1 Subject to Article 6.2 below, the initial term of this Agreement shall begin on the date of execution hereof, and this Agreement shall remain in effect for one year from the Effective Date (the "Initial Term") and shall thereafter be renewed automatically for successive terms of one (1) year (each a "Renewal Term"), unless notice of termination is given by either party at least sixty (60) days prior to expiration of the Initial Term or Renewal term.

6.2  This Agreement may be terminated upon giving written notice of termination:

     (a)  by either party if the other party commits a breach of this Agreement.

     (b) by the party whose performance is not affected by the Event of Force Majeure (defined in Article 11. hereof) if the Event of Force Majeure continues for more than sixty (60) days.

     (c) by either party if filing a petition in bankruptcy or for reorganization or similar relief by or against the other party is made and remains un-stayed or un-dismissed for a period of sixty (60) days.

6.3 The termination of this Agreement hereunder shall be without prejudice to the rights of either party to moneys due or to become due under this Agreement.

Article 7.        Confidential Information

7.1 Both KAIJO and QUAD recognize that during the term of this Agreement, either party ("the disclosing party") may disclose certain information, equipment or materials which the disclosing party considers confidential in regards to the Product ("Confidential Information"). KAIJO and QUAD both desire to protect and preserve the confidential and proprietary quality of the Confidential Information disclosed by the disclosing party to the other. All Confidential Information, whether that of KAIJO or of QUAD, must where possible be marked "Confidential". "Confidential Information" shall include:

     (a) all equipment, hardware, software, technology, documentation and information which the disclosing party considers confidential.

     (b) all information disclosed by the disclosing party orally which the disclosing party considers confidential.

     (c)  The Product and every part thereof.

     But  "Confidential Information" shall not include:

     (a)  information in the public domain.

     (b) information published or disseminated by KAIJO or QUAD without restriction to persons other than the parties to this Agreement.

     (c) information that is disclosed with the prior written approval of the disclosing party. 7.2 QUAD and KAIJO agree not to disclose Confidential Information to any person other than to each other. Neither QUAD nor KAIJO shall copy any part of the other's Confidential Information. Both parties shall use all reasonable efforts to maintain the confidentiality of the Confidential Information and to prevent the disclosure of Confidential Information by its agents and employees, and in every event, both parties shall use at least the degree of care each uses in maintaining the confidentiality of its own trade secrets and confidential information. 7.3 The parties acknowledge that unauthorized disclosure, use or copying of Confidential Information may cause irreparable harm and significant injury which may be difficult to ascertain. The parties therefore agree that either party may seek and obtain immediate injunctive relief for breach of this
          Article 7. 7.4 Both parties shall retain in confidence and require its customers to retain in confidence all Confidential Information of the other party. 7.5 Both parties' obligations under this Article 7 shall begin upon the execution of this Agreement and shall survive any termination or expiration of this Agreement for a period of three (3) years.

Article 8.        Manuals

8.1 QUAD shall supply one set of QUAD's user's, operator's and service manuals (in the English language) for the Product ("QUAD Manuals") with each machine that it ships to KAIJO. KAIJO may purchase additional copies at QUAD's current price schedule. KAIJO acknowledges QUAD's ownership of copyrights in QUAD Manuals. QUAD grants KAIJO a non-exclusive right to create derivative works from QUAD Manuals. Such derivative works to be referred to herein as "QUAD Manuals" which shall be the property of QUAD. The ownership of copyrights in such derivative works shall be subject to the U.S. Copyright Law.

Article 9.        Warranty, Disclaimer of Warranty

9.1 QUAD warrants and represents that (i) all Product will conform to QUAD's specifications accepted by KAIJO and will be free from defect in manufacture and workmanship at the time of shipment and (ii) all Product sold to KAIJO will be produced and labeled in full compliance with all applicable U.S. Federal, State and Local laws, regulations and ordinances pertaining to its manufacture, production, labeling and exporting.

9.2 Subject to the terms and conditions set forth in this Article 9, QUAD will, for fifteen (15) months from the relevant shipment date, supply the necessary spare parts to repair any Product determined by KAIJO and verified by QUAD, not to comply with Article 9.1.(i) on the shipment date, without charge, provided that KAIJO notifies QUAD in writing of the defect within fifteen (15) days of learning of the defect. Software updates, including defect repairs and improvements, will be provided free of charge during the warranty period. The Product or any component of the Product determined by KAIJO and verified by QUAD to be non-compliant with Article 9.1.(ii) and KAIJO so informs QUAD, shall, if reasonably possible, be brought into compliance by QUAD, and if not, QUAD and KAIJO agree to negotiate a resolution. QUAD will ship the same or next day via express delivery service, all machine down parts, regardless of the end user location.

9.3 This warranty applies only to Product including Tooling and/or Product modified by Quad as stated in Article 3.2 that, after the shipment date, has not been damaged, altered, repaired or treated in any manner whatsoever, whether negligently or not, by other than authorized representatives of QUAD. Authorized representatives of QUAD are defined as distributors and agents of QUAD permitted to be involved in the service activity of QUAD products within the agreed territory. QUAD disclaims liability for negligent acts or omissions by KAIJO, KAIJO customers or other persons that affect the performance of the Product.

9.4 This warranty shall also apply to all Product which QUAD delivers to KAIJO, including Product delivered to replace defective Product and Product that has been repaired, but only for the original repair or replacement period indicated in Article 9.2 above for the particular Product. Transfer of title to any Product by KAIJO to any third person or to KAIJO customers shall not extend the repair or replacement period for the particular Product. For the repair or replacement period indicated in Article 9.2 above for the particular product QUAD agrees to dispatch an engineer or qualified technician at the written request of KAIJO within 48 hours of such request to perform warranty repairs on defective Product which repairs exceed the skills of the support personnel normally assigned to service the Product. KAIJO agrees to be responsible for travel and living expenses for such person, unless the repair is required due to a design flaw or manufacturing defect, in which case, QUAD would be responsible for all expenses.

9.5 QUAD agrees to provide training on the Product for KAIJO technical support staff and/or manufacturing personnel, at QUAD's USA location. KAIJO is entitled to 8 weeks of free training for up to 6 individuals during each Contract Year. KAIJO will provide 30 days written notice prior to each requested training date.

9.6 QUAD HEREBY EXCLUDES ALL WARRANTIES NOT HEREIN STATED, WHETHER EXPRESS OR IMPLIED BY OPERATION OF LAW, COURSE OF DEALING, TRADE USAGE, REPRESENTATION, STATEMENT OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.7 FURTHERMORE, QUAD SHALL NOT BE LIABLE TO ANYONE FOR ANY INCIDENTAL OR CONSEQUENTIAL LOSS, DAMAGE OR EXPENSE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THE USE OF ANY PRODUCT. THE LIABILITY OF QUAD IS LIMITED TO REPLACING OR REPAIRING, AT QUAD's SOLE OPTION, ANY DEFECTIVE PRODUCT ACCORDING TO THE TERMS SET FORTH ABOVE.


Article 10.       Infringement of Intellectual Property Rights, Indemnity

10.1 QUAD accepts liability and agrees to indemnify KAIJO with respect to, and hold KAIJO, its officers, employees and agents harmless from and against, any and all loss, damage, liability direct and indirect, costs and expenses, including, without limitation, attorney's fees, whether or not a law suit is commenced, which are caused by or arise out of any proceedings or claims against KAIJO based on KAIJO's use or sale of the Product or the specification provided by QUAD and used in the Product, for infringement or alleged infringement of any patent, copyright, trade secret or any other intellectual property of any third party with respect to KAIJO's use, sale or distribution of the Product. QUAD's liability is subject to the condition that KAIJO promptly notifies QUAD in writing within 10 days of any such claim, gives QUAD full authority for the conduct of such defense and aids QUAD's counsel by giving whatever time, information, expertise and assistance as reasonably requested for such defense. Upon fulfillment by KAIJO of such conditions, QUAD shall pay such damages and costs, if any, finally awarded against KAIJO based on the Product when used for its intended purposes, exclusive of any addition, modification, or alteration not authorized in writing by QUAD.


10.2 The  obligations  of QUAD or KAIJO,  as the case may be, under this Article
     10. shall survive the termination or expiration of this Agreement for a period of three (3) years.


Article 11.       Force Majeure

11.1 Neither party shall be held responsible for any delay or failure of performance other than the payment of money otherwise due and payable under this Agreement due to any governmental action in either its sovereign or contractual capacity, ordinance, restrictions or regulation, strike or other labor trouble, insurrection or riot, freight embargoes, unusually severe weather, fire damage or destruction in whole or in part of merchandise or manufacturing plant, acts of God or of the public enemy, or any other cause, contingency, or circumstance which is beyond the reasonable control of the party (the "Events of Force Majeure").


Article 12.       Independent Contractors

12.1 The relationship of QUAD and KAIJO established by this Agreement is of independent contractors and not agents, and nothing in this Agreement shall be construed: (a) to give either party the power to direct or control the daily activities of the other party. (b) to constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint undertaking, or (c) to allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

Article 13.  Amendment

13.1 This Agreement may be amended, altered or modified only by a written instrument signed by the parties hereto.


Article 14.       Governing Law and Arbitration

14.1 Problems arising from alleged violation of any condition of this Agreement, if deemed to be violated by either party, and without prompt resolution and agreement by the other party, shall be resolved by binding arbitration by an independent arbitrator initially acceptable to both parties. The costs associated with such arbitration shall be equally borne by both parties pursuant to the Commercial Arbitration Rules of the American Arbitration Association or any successor thereto Arbitration to occur in the City of San Francisco, California, U. S. A

14.2 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of laws provisions.


Article 15.       Assignment

15.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and neither party shall assign this Agreement without the prior written consent of the other party.


Article 16.       Severability

16.1 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid, in whole or in part, under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.


Article 17.       Notices

17.1 Any notice, request, and other correspondence under and in connection with this Agreement shall be in the English language, and be sent by registered air mail or by international courier, telegraph, telex, or telefax (with confirmation copy to follow by air mail) to the following address:

                           To KAIJO Kaijo Corporation
                                            3 - 1 - 5  Sakaecho, Hamura-City
                                            Tokyo, Japan 205
                                            Telephone:   +81-425-55-2244
                                            Fax :         +81-425-55-7176

                           To Quad: Quad Systems Corporation
                                            2405 Maryland Road
                                            Willow Grove, PA 19090   USA
                                            Telephone:    +1-215-657-6202
                                            Fax :          +1-215-657-4107

17.2 The notice, request, and other correspondence shall be deemed duly received on the fifteenth (15th) day after posting if sent by mail or forty eight
     (48) hours after transmission if sent by telegraph, telex, or telefax, and by seventy two (72) hours if sent by international courier.

17.3 Any party hereto may at anytime change its address by notifying the other party of such change in accordance with the procedures provided in Article
     17.1 hereof.


Article 18.       Subject Headings

18.1 The subject headings in this Agreement are included for the purpose of convenience only and shall not affect the construction or interpretation of any of its provisions.


Article 19.       Waiver

19.1 No failure by either party to take action or assert any right hereunder shall be deemed to be a waiver.


Article 20.       Entire Agreement

20.1 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior discussions between them.


Article 21.       English Version

21.1 This Agreement, all notices delivered hereunder and all documents to be delivered in connection with this Agreement shall be in the English language, and in the event of any conflict between the English language version and a version of any other language of this Agreement, such notices or documents, the English language version shall prevail.


Article 22.        No Questionable Payments

22.1 Each party warrants and represents that neither it, nor any of its directors, officers, employees, or agents is an official agent or employee of any government, governmental agency, or political party or a candidate for any political office on the date of this Agreement. Each party shall promptly notify the other party of the occurrence of any event that would or may result in an exception to the foregoing representation. Neither party shall, directly or indirectly, in the name of, on behalf of, or for the benefit of the other party, offer, promise, or authorize to pay, or pay any compensation, or give anything of value to any official, agent, or employee of any governmental agency, or to any political party or officer, employee, or agent thereof, or any candidate for political office. Each party shall require each of its officers, directors, employees, and agents to comply with the provisions of this Article Each party is familiar with the requirements and prohibitions of the Foreign Corrupt Practices Act of the United States ("FCPA") and hereby agrees to comply with such requirements and does not desire and agrees not to request any action that would require the other party to violate any provision of the FCPA.

Article 23.       Signatures

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date shown below.





  Signature                                    Signature
    /s/ Yoshinari Nasu                           /s/ David W. Smith
  -----------------------------                -------------------------------

  Name:   Yoshinari Nasu                       Name:   David W. Smith
  Title:  President                            Title:  President and CEO
          Kaijo Corporation                            Quad Systems Corporation
  Date:   December 2, 1997                     Date:   December 2, 1997

                  Quad - Kaijo OEM & DISTRIBUTORSHIP AGREEMENT
                                   Appendix A






Quad APS-1 Four Page Brochure dated 7/97



Quad APS-1 Two Page Specification Flyer dated 10/97

                  Quad - Kaijo OEM & DISTRIBUTORSHIP AGREEMENT
                                   Appendix B


 1  99-55099     APS-1 Advanced Packaging System                          *****

                 Feeder Bases
                 QSOFT Windows/Real-time Operating System
                 Linear Servo Drive System
                 QuadVu 7+ or Vu11 (Downward  Vision)
                  for Image Offset  Correction  and Bad
                  Image Reject (required option, select
                  one  of  the  configurations   listed
                  below).
                 QuadVu  8 or  Vu10  (Upward  Vision)
                  Component Alignment (required option,
                  select  one  of  the   configurations
                  listed below).
                 Dark Field Illuminator for BGA Alignment and Ball
                  Inspection
                 Integrated PC with VGA Display
                 Patented QuadAlign In-process Component Centering Two Automatic Nozzle Changers
                 Patented Programmable / Universal Substrate
                   Transport System
                  Underside Substrate Support with and without
                 Vacuum-assist
                  High Precision P4 Pick and Place Module
                  Heated Die Option
                 RFT - Re-calibration Fiducial Target System for
                  high precision placement  performance
                 Die  Nozzle   with   Bellows  Z  Rod
                 Configurable Bond Force Range (50 to
                  1000  grams)
                 Die Size Range  .020" x
                  .020" up to 1.0" x 1.0"
                 User Manuals

Please select one of the following required options:


1     10-25577       Vu7+ Downward Vision System and  Vu8             ******
                     Upward Vision System
                     No charge, required option.

                     New machine configuration only -- not for sale as field upgrade


1     10-25576      Vu7+ Downward Vision System and Vu10 High        ******

                    Magnification Upward Vision System

                    No charge, required option.

                    New machine configuration only -- not for sale as field upgrade.


1     10-25579      Vu11 High Magnification Downward Vision System     ******
                    and Vu 10 High Magnification Upward Vision System

                    No charge, required option.

                    New machine  configuration  only -- not
                    for sale as field upgrade.

Please select one of the following required pick and place head options:


1    10-25404     High Precision Head, P4 Pick and Place Module          ******
                  No charge, required option for new Machine


                  Configuration Only. For sale as a field upgrade for
                  *******.


1    10-27103     High Precision Head, P4 Pick and Place Module with      ******
                  Heated Die Capability
                  Includes:
                       High   Precision   P4  Head  with
                       integrated IR die Heater.
                       All Pneumatic and Electronic Components.
                       Temperature Controls.
                       Calibration Tool.

                       New machine configuration only - Not for sale as field upgrade.
                       Note:  Automatic nozzle changer cannot be used.

Please select one of the following required options:

Front Configurations


1    10-23672      Front,  3 x 16" Bolt Down Feeder Base                 ******
                   Includes:
                           3 x 16" bolt down feeder bases.
                   New  Machine  Configuration  Only - not
                   for sale as field upgrade.


1    10-25573      Front, 2 x 16" Bolt Down Feeder Base and 1x 4"         ******
                   Waffle Pack Presentation
                   Includes:
                          2 x 16" Bolt Down Feeder Bases
                          1 x  4" Waffle Pack Presentation with a
                           capacity of 4 waffle packs
                   New  machine  configuration  only - not
                   for sale as field upgrade.


1    10-25574      Front, 2 x 16" Bolt Down Feeder Base and 1x 2"        ******
                   Waffle Pack Presentation
                   Includes:
                         2 x 16" Bolt Down Feeder Bases
                         1 x  2" Waffle Pack Presentation with a
                          capacity of 14 waffle packs
                   New machine configuration only - not for sale as field upgrade


1    10-23670      Front,  1 x 16 " Bolt Down Feeder Base and 1 x 28"    ******
                   Detachable
                   Includes:
                         1 x 16" Bolt Down Feeder Base
                         1 x 28" detachable Feeder Base
                   New machine  configurations  only - not
                   for sale as field upgrades.

Please select one of the following required options:

Rear Configurations


1    10-23672   Rear,  3 x 16" Bolt Down Feeder Base                     *******
                Includes:
                      3 x 16" bolt down feeder bases.
                New  Machine  Configuration  Only - not
                for sale as field upgrade.


1    10-25573   Rear, 2 x 16" Bolt Down Feeder Base and 1x 4" Waffle     *******
                Pack Presentation
                Includes:
                      2 x 16" Bolt Down Feeder Bases
                      1 x  4" Waffle Pack Presentation with a
                        capacity of 4 waffle packs
                New  machine  configuration  only - not
                for sale as field upgrade.


1    10-25574   Rear, 2 x 16" Bolt Down Feeder Base and 1x 2"            *******
                Waffle Pack Presentation
                Includes:
                      2 x 16" Bolt Down Feeder Bases
                      1 x  2" Waffle Pack Presentation with a
                     capacity of 14 waffle packs
                New machine configuration only - not for sale as field upgrade


1    10-23671   Rear 1 x 16" bolt down,  1 x 28" detachable              *******
                Includes:
                      1 x 16" bolt down Feeder Base
                      1 x 28" detachable Feeder Base
                New  machine  configurations  only--not
                for sale as field upgrades.


1    10-25584   Rear 1x Wafer Presentation System                        *******
                Includes:

                      1 Wafer Presentation System (capacity 2 per machine)
                      3, 4",  5" or 8" Wafer  Capable
                      1 or 2  different  wafer  types
                      Die Size Range - .020" to 1.0"
                      Aspect Ratio  - up to  1:3
                      Programmable Chip Ejector and Wafer Stretch Cognex vision system
                             Die Alignment
                             Detects and rejects bad dies: ink dot, test, target, bare silcon and partial dies.
                 Includes  one film frame  kit,  specify
                 industry standard film frame.

                 New  machine  configurations  only--not
                 for sale as field upgrades.

                 Consult factory for leadtime


1   10-25568     Rear 1x Wafer Presentation System and  1x16"  Bolt      *******
                 Down Feeder Base
                 Includes:
                       1 x Wafer Presentation System (capacity 2 per
                        machine)
                       3, 4",  5" or 8" Wafer  Capable
                       1 or 2  different  wafer  types
                       Die Size Range - .020" to 1.0"
                       AspectRatio  - up to  1:3
                       Programmable Chip  Ejector  and Wafer  Stretch
                       Cognex vision system
                                  Die Alignment
                                  Detects and rejects bad dies: ink dot, test, target, bare silcon and partial dies.
                  Specify  Industry  Standard Film Frame,
                  includes one film frame kit..
                        1 x 16" Bolt Down Feeder Base

                  New  machine  configurations  only--not
                  for sale as field upgrades.

                  Consult factory for leadtime


1    10-25569     Rear 2 x Wafer Presentation System                     *******
                  Includes:
                        2  x  Wafer  Presentation  System
                       (capacity 2 per machine)
                        3, 4",  5" or 8" Wafer  Capable
                        1 or 2  different  wafer  types
                        Die Size Range - .020" to 1.0"
                        Aspect Ratio  - up to  1:3
                        Programmable Chip  Ejector  and Wafer  Stretch
                        Cognex vision system
                          Die Alignment
                          Detects and rejects bad dies: ink dot, test, target, bare silcon and partial dies.
                  Specify  Industry  Standard Film Frame,
                  includes one film frame kit.

                  New  machine  configurations  only--not
                  for sale as field upgrades.

                  Consult factory for leadtime


1    10-23947    Rear 1 x 28" Bolt Down,  1 x Automatic Waffle Tray      *******
                 Handler
                 Includes:
                      1 x 28" Bolt Down Feeder Base
                      1 x Automatic Matrix Tray Handler
                      1 x QSX-1 Matrix Tray Handler Adapter Kit

                 New  machine  configurations  only--not
                 for sale as field upgrades.


1    10-24252    Rear 2 x Automatic Waffle Tray Handlers                 *******
                 Includes:
                      2 x Automatic Matrix Tray Handlers
                      2 x QSX-1 AMTH Adapter Kits

                 New  machine  configurations  only--not
                 for sale as field upgrades.

Transport Options


1    10-25589    Input/Output Magazine Handler with Substrate Injector   *******
                 and Ejector Includes:
                      Lead Frame and Boat Injectors
                      Magazine Size
                       Width - 2.0" to 4"
                       Height - 2.5" to 6.5"
                       Length - up to 14"
                      Magazine  Capacity  4 x for 2" to
                         3" wide magazines 3 x for 3" to
                         4" wide magazines
                      Magazine Slot Pitch - Programmable .1"
                      resolution.
                      Leadframe dynamic alignment


1    10-27094    Custom Lead Frame Support Assy.                         *******
                      Includes:
                         All necessary  tooling to process a lead frame.


1    10-27104    Custom Boat Support Assy.                              *******
                      Includes:
                          All necessary  tooling to process a boat.


1    10-25585    Die Flipper Option of the Wafer Presentation System     *******
                      Includes:
                            1 x Die flipper  assembly
                      Must be used   with  the   wafer   presentation option.

                      Consult factory for leadtime

Wafer Presentation System Options

1    10-27315    2 " Waffle Pack Presentation  Option for  the Wafer     *******
                 Presentation System
                 Includes:
                       Accomadates 12 x 2 inch waffle packs
                       Die Alignment
                       Detects and rejects bad dies: ink dot, test,
                        target, bare silcon and partial dies.
                       Maximum allowable rotation - +/- 15(Degree)
                 Must   be   used    with   the    wafer
                 presentation  option.  Can also be used
                 with the die flipper option.

                 Consult factory for leadtime


1    10-27316    4 " Waffle Pack Presentation  Option for  the Wafer     *******
                 Presentation System
                 Includes:
                       Accomadates 4 x 4 inch waffle packs
                       Die Alignment
                       Detects and rejects bad dies: ink dot, test,
                       target, bare silcon and partial dies.
                       Maximum allowable rotation - +/- 15(Degree)
                 Must   be   used    with   the    wafer
                 presentation  option.  Can also be used
                 with the die flipper option.

                 Consult factory for leadtime


1    10-27154    Automatic Wafer Transfer System                         *******
                 Includes:
                       Wafer Elevator - Accommodates up to 25 wafers
                       Wafer Gripper and  Pusher

                 Consult factory for leadtime


1    10-25586    Wafer Mapping Software                                  *******
                 Includes:
                       Wafer Mapping Software
                       SECS I & SECS II Capability
                 ALPS  software  interface is available,
                 consult factory for more details.


1   10-25587    8" Wafer Frame Kit                                       *******
                Includes:
                      Conversion  kit to 8" wafer  film frame.


1    10-25588    6" Wafer Frame Kit                                      *******
                 Includes:
                       Conversion  kit to 6" wafer  film frame.


Other Options


1    10-25091    Flux Pot                                                *******
                 Includes:
                       1  x  Flux  Pot  for  Flip  Chip,
                       mounts into the Feeder Base.
                       Adjustable adhesive thickness and
                       adjustable speed.